Derivative Instruments and Hedging Activities - Derivatives and Hedging Activities (Details) $ in Thousands	Dec. 31, 2019 USD ($)
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Contract Amount in Foreign Currency	$ 5,820
Average Contract Rate (1)	0.86
Fair Value / Carrying Amount of Asset (Liability) $	$ (202)
Expected Maturity 2020 $	$ 6,750